SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                        FORM 8-K

                   Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934



                                   February 12, 1997
                    Date of Report (Date of earliest event reported)



                               CALIFORNIA MICROWAVE, INC.
                 (Exact name of registrant as specified in its charter)


             Delaware                 0-7428              94-1668412
             (State or other          (Commission         (IRS Employer
             jurisdiction of          File Number)        Identification No.)
             incorporation)


                    555 Twin Dolphin Drive, Redwood City, California 94065
                     (Address of principal executive offices)  (Zip Code)


             (Registrant's telephone number, including area code):  415/596-9000






















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                       Item 5.  Other Events.

                       On February 12, 1997, California Microwave, Inc.
             (the "Company") issued the press release attached as Exhibit
             99.1 hereto announcing that it expects to record inventory write-downs, warranty and other charges totaling $39 million in its second quarter and expects to record restructuring charges of $8 million in its third quarter ending March 31, 1997. The press release also announced certain actions taken to refocus the operations of its Microwave Network Systems and Satellite Transmission Systems divisions.

                       Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits

                       99.1 Press Release of California Microwave, Inc.
                            dated February 12, 1997.


                                       SIGNATURE

                       Pursuant to the requirements of the Securities
             Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CALIFORNIA MICROWAVE, INC.
                                           (Registrant)



                                      By: /s/ Gilbert F. Johnson
                                          _______________________________
                                      Name:     Gilbert F. Johnson
                                      Title:    President,
                                                Chief Operating Officer



             Dated:  February 14, 1997













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                                     EXHIBIT INDEX


                  Exhibit No.         Description of Exhibit


                  99.1                Press Release of California
                                      Microwave, Inc. dated February 12,
                                      1997














































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